                                                                   EXHIBIT 10.16

                               SECOND AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                SUBORDINATED NOTE PURCHASE AND OPTION AGREEMENT
                -----------------------------------------------

     This Second Amendment to Amended and Restated Subordinated Note Purchase and Option Agreement (the "Second Amendment") is dated March 2, 2000 by and among Univision Communications Inc., a Delaware corporation ("Univision"), Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), KSMS-TV, Inc., a Delaware corporation, Tierra Alta Broadcasting, Inc., a Delaware corporation, Cabrillo Broadcasting Corporation, a California corporation, Golden Hills Broadcasting Corporation, a Delaware corporation, Las Tres Palmas Corporation, a Delaware corporation, Valley Channel 48, Inc., a Texas corporation and successor-in-interest to Entravision Merger Corp., Walter F. Ulloa, an individual, and Philip C. Wilkinson, an individual, with respect to the following facts:

     WHEREAS, the parties hereto have previously entered into that certain Amended and Restated Subordinated Note Purchase and Option Agreement dated as of December 30, 1996 (the "Original Agreement"), pursuant to which, among other things, Univision was granted the Univision Option to acquire an equity interest in the Company (adjusted to 25.55%) for an aggregate exercise price of $10,000,000.

     WHEREAS, the parties hereto have previously entered into that certain First Amendment to Amended and Restated Subordinated Note Purchase and Option Agreement dated as of March 31, 1999 (the "First Amendment"), pursuant to which, among other things, the Univision Option was increased to an option to acquire a 27.90% equity interest in the Company for an aggregate exercise price of $10,000,000.

     WHEREAS, in connection with the Original Agreement, the Company has previously executed that certain Non-Negotiable Subordinated Note dated December 30, 1996 in the principal amount of $10,000,000 in favor of Univision (the "Original Note").

     WHEREAS, Univision and the Company are entering into that certain First Amended and Restated Non-Negotiable Promissory Note of even date herewith, in order to, among other things, increase the principal amount of the Original Note by $110,000,000, from $10,000,000 to $120,000,000.

     WHEREAS, the parties hereto now desire to amend the Original Agreement, as amended by the First Amendment, as set forth herein in order to, among other things, increase the percentage of the Univision Option to 40% (as computed in Section 3 of this Second Amendment).

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each signatory hereto, it is agreed as follows:

     1. The reference in the Section 3 of the Original Agreement to the defined term "Operating Agreement" shall refer to the First Amended and Restated Operating Agreement of the Company dated effective December 30, 1996, as amended through the date hereof.

     2. The first sentence of Section 3.1 of the Original Agreement shall be amended and restated in its entirety to read as follows:

          "Univision is hereby granted a right to acquire an equity interest in the Company (as calculated in Section 3.2 below) through the acquisition of Class A Non-Managing Membership Units for a total exercise price of One Hundred Twenty Million Dollars ($120,000,000) reduced but not below $1, by the payment to Univision of any amounts distributed pursuant to Section 3(a)(iv) of the Subordinated Note as a Prepayment Amount (as defined in the Subordinated Note) (the "Univision Option")."

     3. The first sentence of Section 3.2 of the Original Agreement shall be amended and restated in its entirety to read as follows:

          "Upon exercise, the Univision Option shall entitle Univision to acquire 40% of the sum of (i) the Class A, Class C, Class E and Class F Non-Managing Membership Units currently issued plus (ii) the Class D Units issued or promised to be issued as of the date hereof (but expressly excluding any future issuances of Class D Units by the Company up to an aggregate maximum for all Class D Units equal to five percent (5%) of the fully diluted interests in the Company assuming the exercise of the Univision Option) plus (iii) the Class A Non-Managing Membership Units to be issued to Univision on exercise of the Univision Option (the "Option Percentage"). The parties hereto acknowledge and agree that the pro forma capitalization table of the Company attached hereto as Schedule "A" and incorporated herein by this reference is true and correct as of
------------
the date hereof."

     4. Section 3.4(c) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

          "(c) Deliver the original of the Subordinated Note (and any amendments thereto) marked "cancelled" and "paid in full.""

     5. The parties hereto acknowledge and agree that the address, telephone number and facsimile number of the Company, each Borrower and each Managing Member for purposes of Section 5.3 shall be: 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, telephone number (310) 447-3870, facsimile number (310) 447-3899.

     6. All capitalized terms used in this Second Amendment and not otherwise defined shall have the meaning assigned such term in the Original Agreement and the First Amendment. Except as expressly amended hereby, all other terms and conditions of the Original Agreement and the First Amendment shall remain in full force and effect.

     7. This Second Amendment may be executed in one or more counterparts, all of which when fully executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, any document may be signed and transmitted by facsimile with the same validity as if it were an ink-signed document. Each signatory below represents and warrants by his or her signature that he or she is duly authorized (on behalf of the respective entity for which such signatory has acted) to execute and deliver this instrument and any other document related to this transaction, thereby fully binding each such respective entity.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the date first written above.

Univision        UNIVISION COMMUNICATIONS INC.,
                 a Delaware corporation


                 By: /s/ Andrew W. Hobson
                    ------------------------------------------------------------
                 Name: Andrew W. Hobson
                      ----------------------------------------------------------
                 Title: EVP
                       --------------------------------------------------------

Entravision      ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.,
                 a Delaware limited liability company


                 By: /s/ Walter F. Ulloa
                    ------------------------------------------------------------
                         Walter F. Ulloa, Chairman, Chief Executive Officer
                         and Managing Member


                 By: /s/ Philip C. Wilkinson
                    ------------------------------------------------------------
                         Philip C. Wilkinson, President, Chief Operating Officer and Managing Member

                 KSMS-TV, INC.,
                 a Delaware corporation


                 By: /s/ Walter F. Ulloa
                    ------------------------------------------------------------
                         Walter F. Ulloa, Chief Executive Officer

                 TIERRA ALTA BROADCASTING, INC.,
                 a Delaware corporation


                 By: /s/ Walter F. Ulloa
                    ------------------------------------------------------------
                         Walter F. Ulloa, Chief Executive Officer

                 [Signature Page No. 1 to Second Amendment to
     Amended and Restated Subordinated Note Purchase and Option Agreement]

               CABRILLO BROADCASTING CORPORATION,
               a California corporation


               By: /s/ Philip C. Wilkinson
                  ----------------------------------------------------------
                       Philip C. Wilkinson, President

               GOLDEN HILLS BROADCASTING CORPORATION,
               a Delaware corporation


               By: /s/ Walter F. Ulloa
                  ----------------------------------------------------------
                       Walter F. Ulloa, President

               LAS TRES PALMAS CORPORATION,
               a Delaware corporation


               By: /s/ Walter F. Ulloa
                  ----------------------------------------------------------
                       Walter F. Ulloa, President

               VALLEY CHANNEL 48, INC.,
               a Texas corporation and successor-in-interest to Entravision Merger Corp.


               By: /s/ Walter F. Ulloa
                  ----------------------------------------------------------
                       Walter F. Ulloa, Chief Executive Officer


                /s/ Walter F. Ulloa
               -------------------------------------------------------------
               Walter F. Ulloa, an individual


                /s/ Philip C. Wilkinson
               -------------------------------------------------------------
               Philip C. Wilkinson, an individual

                 [Signature Page No. 2 to Second Amendment to
     Amended and Restated Subordinated Note Purchase and Option Agreement]

Schedule "A"      Pro Forma Capitalization Table

                       ENTRAVISION COMMUNICATIONS COMPANY, L.L.C. - PRO FORMA DIRECT AND INDIRECT OWNERSHIP

                                                               Wilkinson      Wilkinson       Wilkinson         Ulloa       Ulloa
         CLASS A UNITS                                                           Trust     Children's Trust                 Trust
----------------------------------
   Cabrillo                                          330,816                   287,517                           8,660
   Golden Hills                                      137,801     33,596                                         47,832
   KSMS-TV                                            14,413      4,324                                          4,324
   Las Tres                                           13,460                                                     6,730
   Tierra Alta                                       171,507                                                    57,883
   Ulloa Trust                                        23,920                                                                 23,920
   Wilkinson Children's Trust                         23,920                                      23,920
   Zevnik Trust                                       23,920
   Valley Channel                                    665,980                   240,667                         240,667
   Telecorpus                                        149,300                    26,216            28,424        26,216       28,424

TOTAL A UNITS                                      1,555,037     37,920        554,400            52,344       392,312       52,344

  CLASS A UNITS (Univision Option)
----------------------------------

   Univision                                         665,289
   Univision (KLUZ)                                   71,330

TOTAL A AND A UNITS (UNIVISION OPTION)             2,291,656

         CLASS C UNITS
----------------------------------

   Managing Members and Service Providers            286,206     25,131                                        225,139

TOTAL A, A (UNIVISION OPTION) & C UNITS            2,577,862     63,051        554,400            52,344       617,451       52,344

         CLASS D UNITS
----------------------------------

   Lawrence E. Safir                                  54,284
  Jeanette L. Tully                                   14,161
  Bram Watkins (Option)                               19,710

TOTAL A, A(UNIVISION OPTION), C & D UNITS          2,666,017

         CLASS E UNITS
----------------------------------

   Paul A. Zevnik                                     10,313

TOTAL A, A (UNIVISION OPTION), C, D & E UNITS      2,676,330

         CLASS F UNITS
----------------------------------

   Zevnik Harvard Fund                                 5,000
   The Zevnik Charitable Foundation                    5,313

TOTAL F UNITS                                         10,313

TOTAL A, A (UNIVISION OPTION), C, D, E & F UNITS   2,676,330

Pre-Univision Ownership Percentages                   1.0000     0.0325         0.2858            0.0270        0.3183       0.0270
Post-Univision Percentages                            1.0000     0.0236         0.2071            0.0196        0.2307       0.0196

                                                    Zevnik      Zevnik       Norton      Norton        Rico     Luery      Safir
         CLASS A UNITS                                          Trust                  Properties               Trust
----------------------------------
   Cabrillo                                                                                                     34,639
   Golden Hills                                     33,596                   22,777
   KSMS-TV                                           4,324                    1,441
   Las Tres                                          6,730
   Tierra Alta                                      57,884                   17,151                   38,589
   Ulloa Trust
   Wilkinson Children's Trust
   Zevnik Trust                                                 23,920
   Valley Channel                                  102,148                   35,466                   24,805    22,227
   Telecorpus                                                   23,178        8,058                    3,734     5,050

TOTAL A UNITS                                      204,682      47,098       84,893           0       67,128    61,915

  CLASS A UNITS (Univision Option)
----------------------------------

   Univision
   Univision (KLUZ)

TOTAL A AND A UNITS (UNIVISION OPTION)

         CLASS C UNITS
----------------------------------

   Managing Members and Service Providers           22,119                               13,817

TOTAL A, A (UNIVISION OPTION) & C UNITS            226,801      47,098       84,893      13,817       67,128    61,916

         CLASS D UNITS
----------------------------------

   Lawrence E. Safir                                                                                                      54,284
  Jeanette L. Tully
  Bram Watkins (Option)

TOTAL A, A(UNIVISION OPTION), C & D UNITS

         CLASS E UNITS
----------------------------------

   Paul A. Zevnik                                   10,313

TOTAL A, A (UNIVISION OPTION), C, D & E UNITS      237,114

         CLASS F UNITS
----------------------------------

   Zevnik Harvard Fund                               5,000
   The Zevnik Charitable Foundation                  5,313

TOTAL F UNITS

TOTAL A, A (UNIVISION OPTION), C, D, E & F UNITS

Pre-Univision Ownership Percentages                 0.1222      0.0243       0.0438      0.0071       0.0346    0.0319    0.0280
Post-Univision Percentages                          0.0886      0.0176       0.0317      0.0052       0.0251    0.0231    0.0203

                                                        Tully     Watkins    Univision    Percentage     Percentage
         CLASS A UNITS                                                                   w/o Univision   w/Univision
----------------------------------
   Cabrillo                                                                                  0.1705         0.1236
   Golden Hills                                                                              0.0710         0.0515
   KSMS-TV                                                                                   0.0074         0.0054
   Las Tres                                                                                  0.0069         0.0050
   Tierra Alta                                                                               0.0884         0.0641
   Ulloa Trust                                                                               0.0123         0.0089
   Wilkinson Children's Trust                                                                0.0123         0.0089
   Zevnik Trust                                                                              0.0123         0.0089
   Valley Channel                                                                            0.3433         0.2488
   Telecorpus                                                                                0.0770         0.0558

TOTAL A UNITS

  CLASS A UNITS (Univision Option)
----------------------------------

   Univision                                                                  665,289                       0.2486
   Univision (KLUZ)                                                            71,330                       0.0267

TOTAL A AND A UNITS (UNIVISION OPTION)

         CLASS C UNITS
----------------------------------

   Managing Members and Service Providers                                                    0.1476         0.1069

TOTAL A, A (UNIVISION OPTION) & C UNITS

         CLASS D UNITS
----------------------------------

   Lawrence E. Safir                                                                         0.0280         0.0203
  Jeanette L. Tully                                      14,161                              0.0073         0.0053
  Bram Watkins (Option)                                            19,710                    0.0102         0.0074

TOTAL A, A(UNIVISION OPTION), C & D UNITS

         CLASS E UNITS
----------------------------------

   Paul A. Zevnik

TOTAL A, A (UNIVISION OPTION), C, D & E UNITS                                                0.0053         0.0039

         CLASS F UNITS
----------------------------------

   Zevnik Harvard Fund
   The Zevnik Charitable Foundation

TOTAL F UNITS

TOTAL A, A (UNIVISION OPTION), C, D, E & F UNITS                                             1.0000         1.0000

Pre-Univision Ownership Percentages                      0.0073    0.0102
Post-Univision Percentages                               0.0053    0.0074      0.2752